Exhibit 99.2

ESSEX
PROPERTY TRUST, INC.

FIRST QUARTER 2017
EARNINGS RELEASE & SUPPLEMENTAL FINANCIAL INFORMATION

CENTURY TOWERS
376 UNITS
SAN JOSE, CA

INVESTOR RELATIONS
Barb Pak
Vice President of Finance & Investor Relations
(650) 655-7800

ESSEX PROPERTY TRUST, INC.
1100 Park Place, Suite 200
San Mateo, CA 94403
(650) 655-7800

Q1 2017 Supplemental

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Consolidated Operating Results	Three Months Ended
(Dollars in thousands, except share and per share amounts)	March 31,
	2017	2016

Revenues:
Rental and other property	$333,168	$312,178
Management and other fees	2,236	2,024
	335,404	314,202

Expenses:
Property operating	99,513	94,490
Depreciation and amortization	115,503	109,707
General and administrative	10,601	9,182
Acquisition and investment related costs	556	828
	226,173	214,207
Earnings from operations	109,231	99,995

Interest expense, net (1)	(51,999)	(49,343)
Interest and other income	6,764	5,208
Equity income from co-investments	10,899	15,068
Gain on sale of real estate and land	26,174	20,258
Deferred tax expense on gain on sale of real estate and land	-	(4,279)
Gain on remeasurement of co-investment	86,482	-
Net income	187,551	86,907
Net income attributable to noncontrolling interest	(8,587)	(5,071)
Net income attributable to controlling interest	178,964	81,836
Dividends to preferred stockholders	-	(1,314)
Excess of redemption value of preferred stock over the carrying value	-	(2,541)
Net income available to common stockholders	$178,964	$77,981

Net income per share - basic	$2.73	$1.19

Shares used in income per share - basic	65,549,484	65,405,654

Net income per share - diluted	$2.72	$1.19

Shares used in income per share - diluted	65,859,490	65,557,639

(1)	Refer to page S-17.2, the section titled "Interest Expense, Net" for additional information.

See Company's 10-K and 10-Q for additional disclosures

 E S S E X  P R O P E R T Y  T R U S T,  I N C.

Consolidated Operating Results	Three Months Ended
Selected Line Item Detail	March 31,
(Dollars in thousands)	2017	2016

Rental and other property
Rental	$310,122	$292,519
Other property	23,046	19,659
Rental and other property	$333,168	$312,178

Property operating expenses
Real estate taxes	$35,868	$34,419
Administrative and insurance	20,555	19,034
Maintenance and repairs	18,901	18,018
Utilities	16,655	15,466
Property management	7,534	7,553
Property operating expenses	$99,513	$94,490

Interest and other income
Marketable securities and other interest income	$4,880	$4,468
Gain on sale of marketable securities and other investments	1,605	740
Insurance reimbursements and other	279	-
Interest and other income	$6,764	$5,208

Equity income from co-investments
Equity income from co-investments	$5,253	$4,952
Income from preferred equity investments	5,646	2,681
Gain on sale of co-investment communities	-	7,435
Equity income from co-investments	$10,899	$15,068

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$6,146	$2,784
DownREIT limited partners' distributions	1,550	1,434
Third-party ownership interest	891	853
Noncontrolling interest	$8,587	$5,071

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Consolidated Funds From Operations (1)	Three Months Ended
(Dollars in thousands, except share and per share amounts and in footnotes)	March 31,
	2017	2016	% Change

Funds from operations attributable to common stockholders and unitholders (FFO)
Net income available to common stockholders	$178,964	$77,981
Adjustments:
Depreciation and amortization	115,503	109,707
Gains not included in FFO	(112,656)	(27,693)
Deferred tax expense on gain on sale of real estate and land - Taxable REIT Subsidiary activity	-	4,279
Depreciation add back from unconsolidated co-investments	12,854	12,023
Noncontrolling interest related to Operating Partnership units	6,146	2,784
Depreciation attributable to third party ownership and other (2)	(25)	6
Funds from operations attributable to common stockholders and unitholders	$200,786	$179,087
FFO per share-diluted	$2.95	$2.64	11.7%

Components of the change in FFO
Non-core items:
Acquisition and investment related costs	$556	$828
Gain on sale of marketable securities and other investments	(1,605)	(740)
Interest rate hedge ineffectiveness (3)	(6)	-
Excess of redemption value of preferred stock over the carrying value	-	2,541
Insurance reimbursements	(25)	-
Core funds from operations attributable to common stockholders and unitholders	199,706	181,716
Core FFO per share-diluted	$2.94	$2.68	9.7%

Changes in core items:
Same-property NOI	$11,217
Non-same property NOI	4,750
Management and other fees, net	212
FFO from co-investments	4,097
Interest and other income	666
Interest expense	(2,650)
General and administrative	(1,419)
Other items, net	1,117
	$17,990

Weighted average number of shares outstanding diluted (4)	67,974,466	67,866,703

(1)	Refer to page S-17.1, the section titled "Funds from Operations ("FFO")" for additional information on the Company's definition and use of FFO and Core FFO.
(2)	The Company consolidates certain co-investments. Noncontrolling interest's share of net operating income in these investments for the three months ended March 31, 2017 was $1.2 million.
(3)
Interest rate swaps are generally adjusted to fair value through other comprehensive income (loss). However, because certain of our interest rate swaps do not have a 0% LIBOR floor, while related hedged debt in these cases is subject to a 0% LIBOR floor, the portion of the change in fair value of these interest rate swaps attributable to this mismatch is recorded as noncash interest rate hedge ineffectiveness through interest expense.

(4)
Assumes conversion of all outstanding operating partnership interests in the Operating Partnership and excludes all DownREIT units for which the Operating Partnership has the ability and intention to redeem the DownREIT limited partnership units for cash and does not consider them to be common stock equivalents.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Consolidated Balance Sheets
(Dollars in thousands)

	March 31, 2017	December 31, 2016

Real Estate:
Land and land improvements	$2,719,064	$2,559,743
Buildings and improvements	10,492,413	10,116,563
	13,211,477	12,676,306
Less: accumulated depreciation	(2,418,793)	(2,311,546)
	10,792,684	10,364,760
Real estate under development	239,685	190,505
Co-investments	1,071,258	1,161,275
Real estate held for sale, net	-	101,957
	12,103,627	11,818,497
Cash and cash equivalents, including restricted	100,252	170,302
Marketable securities	138,977	139,189
Notes and other receivables	50,855	40,970
Prepaid expenses and other assets	53,716	48,450
Total assets	$12,447,427	$12,217,408

Unsecured debt, net	$3,195,129	$3,246,779
Mortgage notes payable, net	2,231,145	2,191,481
Lines of credit	176,233	125,000
Distributions in excess of investments in co-investments	35,534	-
Other liabilities	374,968	317,227
Total liabilities	6,013,009	5,880,487
Redeemable noncontrolling interest	45,415	44,684
Equity:
Common stock	6	6
Additional paid-in capital	7,035,178	7,029,679
Distributions in excess of accumulated earnings	(741,204)	(805,409)
Accumulated other comprehensive loss, net	(29,959)	(32,098)
Total stockholders' equity	6,264,021	6,192,178
Noncontrolling interest	124,982	100,059
Total equity	6,389,003	6,292,237
Total liabilities and equity	$12,447,427	$12,217,408

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Debt Summary - March 31, 2017
(Dollars in thousands, except in footnotes)

				Scheduled principal payments, unamortized premiums (discounts) and (debt issuance costs) are as follows - excludes lines of credit:

		Weighted Average
	Balance Outstanding	Interest Rate	Maturity in Years		Unsecured	Secured	Total	Weighted Average Interest Rate	Percentage of Total Debt
Unsecured Debt, net
Bonds private - fixed rate	$315,000	4.5%	3.4	2017	$40,000	$74,776	$114,776	4.8%	2.1%
Bonds public - fixed rate	2,550,000	3.7%	6.8	2018	-	301,858	301,858	5.3%	5.6%
Term loan (1)	350,000	2.2%	4.9	2019	75,000	578,114	653,114	4.3%	12.1%
Unamortized net discounts and debt issuance costs	(19,871)	-	-	2020	-	695,070	695,070	4.8%	12.9%
	3,195,129	3.6%	6.3	2021	500,000	52,831	552,831	4.3%	10.2%
Mortgage Notes Payable, net				2022	650,000	42,649	692,649	3.0%	12.8%
Fixed rate - secured	1,910,519	4.7%	3.8	2023	600,000	2,188	602,188	3.6%	11.1%
Variable rate - secured (2)	281,552	1.5%	19.2	2024	400,000	2,317	402,317	4.0%	7.4%
Unamortized premiums and debt issuance costs, net	39,074	-	-	2025	500,000	16,056	516,056	3.5%	9.6%
Total mortgage notes payable	2,231,145	4.3%	5.7	2026	450,000	55,091	505,091	3.4%	9.3%
				2027	-	166,250	166,250	2.5%	3.1%
Unsecured Lines of Credit				Thereafter	-	204,871	204,871	2.1%	3.8%
Line of credit (3)	175,000	1.9%		Subtotal	3,215,000	2,192,071	5,407,071	3.8%	100.0%
Line of credit (4)	1,233	1.9%		Debt Issuance Costs	(17,278)	(6,938)	(24,216)	NA	NA
Total lines of credit	176,233	1.9%		Premiums/(Discounts)	(2,593)	46,012	43,419	NA	NA
				Total	$3,195,129	$2,231,145	$5,426,274	3.8%	100.0%
Total debt, net	$5,602,507	3.8%

Capitalized interest for the three months ended March 31, 2017 was approximately $3.3 million.

(1)
The unsecured term loan has a variable interest rate of LIBOR plus 0.95%. The Company has interest rate swap contracts with an aggregate notional amount of $200 million, which effectively converts the interest rate on $200 million of the term loan to a fixed rate of 2.3%.

(2)	$281.6 million of variable rate debt is tax exempt to the note holders. $20.7 million is subject to interest rate cap protection agreements.
(3)
The unsecured line of credit facility aggregates to $1 billion. The line matures in December 2020 with one 18-month extension, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.90%.

(4)
The unsecured line of credit facility is $25 million and is scheduled to mature in January 2018. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.90%.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - March 31, 2017
(Dollars and shares in thousands, except per share amounts)

Capitalization Data					Public Bond Covenants (1)	Actual	Requirement
Total debt, net			$5,602,507
					Adjusted Debt to Adjusted Total Assets:	38%	< 65%
Common stock and potentially dilutive securities
Common stock outstanding			65,570
Limited partnership units (1)			2,328
Options-treasury method			85		Secured Debt to Adjusted Total Assets:	15%	< 40%
Total shares of common stock and potentially dilutive securities			67,983

Common stock price per share as of March 31, 2017			$231.53
					Interest Coverage:	394%	> 150%
Total equity capitalization			$15,740,104

Total market capitalization			$21,342,611		Unsecured Debt Ratio (2):	292%	> 150%

Ratio of debt to total market capitalization			26.3%
					Selected Credit Ratios (3)	Actual
Credit Ratings
Rating Agency	Rating	Outlook			Net Indebtedness Divided by Adjusted EBITDA, normalized and annualized:	5.7
Fitch	BBB+	Stable
Moody's	Baa1	Stable			Unencumbered NOI to Adjusted Total NOI:	68%
Standard & Poor's	BBB+	Stable
				(1)	Refer to page S-17.3 for additional information on the Company's Public Bond Covenants.
(1)			Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.	(2)	Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.
				(3)	Refer to pages S-17.1 to S-17.4, the section titled "Reconciliations of Non-GAAP Financial Measures and Other Terms" for additional information on the Company's Selected Credit Ratios.

See Company's 10-K and 10-Q for additional disclosures

 E S S E X  P R O P E R T Y  T R U S T,  I N C.

Portfolio Summary as of March 31, 2017

	Apartment Homes				Average Monthly Rental Rate (1)			Percent of NOI (2)
Region - County	Consolidated (3)	Unconsolidated Co-investments (4)	Apartment Homes in Development (5)	Total	Consolidated	Unconsolidated Co-investments (6)	Total (7)	Consolidated	Unconsolidated Co-investments (6)	Total (7)

Southern California
Los Angeles County	9,387	1,418	-	10,805	$2,342	$2,015	$2,319	19.9%	12.9%	19.4%
Orange County	5,553	1,379	-	6,932	2,072	1,811	2,043	10.6%	11.3%	10.7%
San Diego County	5,203	616	-	5,819	1,823	1,667	1,815	8.7%	4.6%	8.3%
Ventura County	2,577	693	-	3,270	1,692	1,988	1,727	4.3%	6.3%	4.5%
Other Southern CA	623	249	-	872	1,566	1,536	1,561	0.9%	1.6%	0.9%
Total Southern California	23,343	4,355	-	27,698	2,070	1,870	2,052	44.4%	36.7%	43.8%

Northern California
Santa Clara County	7,356	2,053	476	9,885	2,637	2,704	2,645	18.2%	20.5%	18.4%
Alameda County	2,954	1,983	-	4,937	2,453	2,344	2,424	6.5%	17.7%	7.5%
San Mateo County	1,830	197	320	2,347	2,797	2,812	2,798	5.0%	2.6%	4.8%
Contra Costa County	2,270	49	-	2,319	2,242	4,429	2,266	4.9%	0.6%	4.5%
San Francisco	1,342	463	545	2,350	3,035	3,311	3,079	3.6%	7.5%	3.9%
Other Northern CA	96	-	-	96	2,738	-	2,738	0.3%	-	0.3%
Total Northern California	15,848	4,745	1,341	21,934	2,598	2,638	2,604	38.5%	48.9%	39.4%

Seattle Metro	10,238	1,958	-	12,196	1,734	1,605	1,723	17.1%	14.4%	16.8%

Total	49,429	11,058	1,341	61,828	$2,167	$2,165	$2,167	100.0%	100.0%	100.0%

(1)
Average monthly rental rate is defined as the total potential monthly rental revenue (actual rent for occupied apartment homes plus market rent for vacant apartment homes) divided by the number of apartment homes.

(2)	Actual NOI for the quarter ended March 31, 2017. See the section titled "Net Operating Income ("NOI") and Same-Property NOI Reconciliations" on page S-17.3.
(3)	Includes all apartment communities with rents.
(4)	Includes two rental income producing development communities in lease-up which consist of 627 apartment homes.
(5)	Includes development communities with no rental income.
(6)	Co-investment amounts weighted for Company's pro rata share.
(7)	At Company's pro rata share.

See Company's 10-K and 10-Q for additional disclosures

 E S S E X  P R O P E R T Y  T R U S T,  I N C.

Operating Income by Quarter (1)
(Dollars in thousands)

	Apartment Homes	Q1 '17	Q4 '16	Q3 '16	Q2 '16	Q1 '16

Rental and other property revenues:
Same-property	46,128	$302,125	$300,808	$300,069	$293,093	$287,850
Acquisitions (2)	2,081	13,751	3,018	2,475	2,354	866
Development (3)	360	4,334	4,270	4,303	4,062	3,610
Redevelopment	621	4,814	4,757	4,775	4,703	4,502
Non-residential/other, net (4)	239	8,144	14,052	15,456	15,350	15,350
Total rental and other property revenues	49,429	333,168	326,905	327,078	319,562	312,178

Property operating expenses:
Same-property		90,455	91,522	91,261	88,393	87,397
Acquisitions (2)		4,552	906	831	850	313
Development (3)		1,576	1,528	1,569	1,497	1,339
Redevelopment		1,526	1,558	1,565	1,477	1,497
Non-residential/other, net (4) (5)		1,404	3,483	4,135	3,862	3,944
Total property operating expenses		99,513	98,997	99,361	96,079	94,490

Net operating income (NOI):
Same-property		211,670	209,286	208,808	204,700	200,453
Acquisitions (2)		9,199	2,112	1,644	1,504	553
Development (3)		2,758	2,742	2,734	2,565	2,271
Redevelopment		3,288	3,199	3,210	3,226	3,005
Non-residential/other, net (4)		6,740	10,569	11,321	11,488	11,406
Total NOI		$233,655	$227,908	$227,717	$223,483	$217,688

Same-property metrics
Operating margin		70%	70%	70%	70%	70%
Annualized turnover (6)		46%	47%	63%	56%	45%
Financial occupancy (7)		96.5%	96.6%	96.5%	96.0%	96.0%

(1)	Includes consolidated communities only.
(2)	Acquisitions include properties acquired which did not have comparable stabilized results as of January 1, 2016.
(3)	Development includes properties developed which did not have comparable stabilized results as of January 1, 2016.
(4)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, held for sale properties, and disposition properties.
(5)	Includes other expenses and intercompany eliminations pertaining to self-insurance.
(6)	Annualized turnover is defined as the number of apartment homes turned over during the quarter, annualized, divided by the total number of apartment homes.
(7)
Financial occupancy is defined as the percentage resulting from dividing actual rental revenue by total potential rental revenue (actual rent for occupied apartment homes plus market rent for vacant apartment homes).

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Same-Property Results by County - First Quarter 2017 vs. First Quarter 2016 and Fourth Quarter 2016
(Dollars in thousands, except average monthly rental rates)

			Average Monthly Rental Rate			Financial Occupancy			Gross Revenues			Sequential Gross Revenues
Region - County	Apartment Homes	Q1 '17 % of Actual NOI	Q1 '17	Q1 '16	% Change	Q1 '17	Q1 '16	% Change	Q1 '17	Q1 '16	% Change	Q4 '16	% Change

Southern California
Los Angeles County	8,523	19.6%	$2,342	$2,270	3.2%	96.2%	96.0%	0.2%	$60,392	58,305	3.6%	$60,420	0.0%
Orange County	5,553	11.4%	2,072	1,972	5.1%	96.5%	96.1%	0.4%	34,962	33,105	5.6%	34,630	1.0%
San Diego County	4,961	8.9%	1,809	1,727	4.7%	96.4%	95.7%	0.7%	27,549	25,982	6.0%	27,418	0.5%
Ventura County	2,577	4.7%	1,692	1,615	4.8%	97.2%	96.2%	1.0%	13,593	12,814	6.1%	13,482	0.8%
Other Southern CA	384	0.4%	1,226	1,177	4.2%	95.9%	96.8%	-0.9%	1,475	1,405	5.0%	1,467	0.5%
Total Southern California	21,998	45.0%	2,058	1,977	4.1%	96.4%	96.0%	0.4%	137,971	131,611	4.8%	137,417	0.4%

Northern California
Santa Clara County	5,925	16.7%	2,649	2,598	2.0%	97.1%	96.4%	0.7%	48,004	46,392	3.5%	47,614	0.8%
Alameda County	2,954	7.0%	2,453	2,381	3.0%	94.8%	95.6%	-0.8%	21,667	21,221	2.1%	21,464	0.9%
San Mateo County	1,830	5.4%	2,797	2,714	3.1%	97.7%	96.0%	1.8%	15,861	15,121	4.9%	15,826	0.2%
Contra Costa County	2,270	5.3%	2,242	2,163	3.7%	97.2%	96.6%	0.6%	15,635	14,970	4.4%	15,577	0.4%
San Francisco	817	1.9%	2,472	2,405	2.8%	95.1%	93.4%	1.8%	5,994	5,753	4.2%	6,038	-0.7%
Other Northern CA	96	0.3%	2,738	2,459	11.3%	97.5%	98.4%	-0.9%	801	709	12.9%	806	-0.7%
Total Northern California	13,892	36.6%	2,550	2,484	2.7%	96.6%	96.0%	0.6%	107,962	104,166	3.6%	107,325	0.6%

Seattle Metro	10,238	18.4%	1,734	1,619	7.1%	96.6%	95.8%	0.8%	56,192	52,073	7.9%	56,066	0.2%

Total Same-Property	46,128	100.0%	$2,134	$2,050	4.1%	96.5%	96.0%	0.5%	$302,125	$287,850	5.0%	$300,808	0.4%

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Same-Property Operating Expenses - Quarter to Date as of March 31, 2017 and 2016
(Dollars in thousands)

	Based on 46,128 apartment homes

	Q1 '17	Q1 '16	% Change	% of Op. Ex.
Same-property operating expenses:
Real estate taxes	$31,596	$31,375	0.7%	34.9%
Maintenance and repairs	17,398	16,614	4.7%	19.2%
Administrative	15,969	15,542	2.7%	17.7%
Utilities	15,007	13,988	7.3%	16.6%
Management fees	6,929	6,937	-0.1%	7.7%
Insurance	3,556	2,941	20.9%	3.9%
Total same-property operating expenses	$90,455	$87,397	3.5%	100.0%

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Development Pipeline - March 31, 2017
(Dollars in millions, except per apartment home amounts in thousands and except in footnotes)

Project Name	Location	Ownership %	Estimated Apartment Homes	Estimated Commercial sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Essex Est. Total Cost (1)	Cost per Apartment Home (2)	Average % Occupied (3)	% Leased (3)	Construction Start	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated (4)
Station Park Green (5)	San Mateo, CA	100%	320	35,000	$93	$146	$239	$239	$693	0.0%	0.0%	Q3 2015	Q1 2018	Q4 2018
Gateway Village (6)	Santa Clara, CA	100%	476	-	48	178	226	226	475	0.0%	0.0%	Q3 2016	Q2 2018	Q3 2019
Total Development Projects - Consolidated			796	35,000	141	324	465	465	584

Land Held for Future Development - Consolidated
Other Projects (5)(7)	Various	100%			110	-	110	110
Total Development Pipeline - Consolidated			796	35,000	251	324	575	575

Development Projects - Joint Venture (4)
The Galloway (at Hacienda)	Pleasanton, CA	55%	251	-	79	7	86	47	343	4.8%	20.0%	Q1 2015	Q1 2017	Q1 2018
Century Towers	San Jose, CA	50%	376	2,006	152	20	172	86	456	15.4%	21.0%	Q3 2014	Q1 2017	Q1 2018
500 Folsom (8)	San Francisco, CA	50%	545	6,000	121	294	415	208	751	0.0%	0.0%	Q4 2015	Q4 2018	Q2 2020
Total Development Projects - Joint Venture			1,172	8,006	352	321	673	341	$569

Land Held for Future Development - Joint Venture		50%			13	1	14	7
Total Development Pipeline - Joint Venture			1,172	8,006	365	322	687	348

Grand Total - Development Pipeline			1,968	43,006	$616	$646	$1,262	923
Essex Cost Incurred to Date - Pro Rata								(437)
Essex Remaining Commitment								$486

(1)	The Company's share of the estimated total costs of the project.
(2)	Net of the estimated allocation to the retail component of the project.
(3)	Calculations are based on multifamily operations only and are as of March 31, 2017. As of April 24, 2017, The Galloway (at Hacienda) was 35% leased and Century Towers was 35% leased.
(4)
For the first quarter of 2017, the Company's cost includes $3.2 million of capitalized interest, $2.4 million of capitalized overhead and $0.6 million of development fees (such development fees reduced G&A expenses).

(5)	Reflects development of phases one and two. Costs incurred for phases three and four, which consist of 279 apartment homes, are included in Land Held for Future Development.
(6)	Cost incurred to date does not include a deduction of $4.7 million for accumulated depreciation recorded during the period when the property was held as a retail operating asset.
(7)	Cost incurred to date does not include a deduction of $6.3 million for accumulated depreciation recorded during the period when one property was held as a retail operating asset.
(8)	Estimated total cost is net of a projected value for low income housing tax credit proceeds and tax exempt bonds.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Redevelopment Pipeline - March 31, 2017
(Dollars in thousands)

	Apartment Homes	Total Incurred To Date	Estimated Remaining Cost	Estimated Total Cost	Project Start Date	NOI For the three months ended

Region/Project Name						2017	2016

Same-Property - Redevelopment Projects (1)
Southern California
Hamptons	215	$14,000	$9,600	$23,600	Q1 2014
The Hallie (formerly Monterras)	292	23,000	3,400	26,400	Q1 2014
Kings Road	196	1,300	10,900	12,200	Q4 2016
The Palms at Laguna Niguel	460	1,000	7,200	8,200	Q4 2016
Northern California
Crow Canyon	400	900	5,900	6,800	Q1 2017
Seattle Metro
Park Highland	250	10,300	2,200	12,500	Q4 2014
Total Same-Property - Redevelopment Projects	1,813	$50,500	$39,200	$89,700		$7,989	$7,329

Non-Same Property - Redevelopment Projects
Southern California
Bunker Hill Towers	456	$59,800	$27,600	$87,400	Q3 2013
Total Non-Same Property - Redevelopment Projects	456	$59,800	$27,600	$87,400		$1,923	$1,656

(1)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property results.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Capital Expenditures - March 31, 2017
(Dollars in thousands, except in footnotes and per apartment home amounts)

Revenue Generating Capital Expenditures (1) (2)	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Trailing 4 Quarters
Same-property portfolio	$9,345	$14,910	$13,534	$12,861	$50,650
Non-same property portfolio	2,310	5,114	6,691	6,476	20,591
Total revenue generating capital expenditures	$11,655	$20,024	$20,225	$19,337	$71,241

Number of same-property interior renovations completed	589	511	731	841	2,672
Number of total consolidated interior renovations completed	594	581	855	939	2,969

Non-Revenue Generating Capital Expenditures (3)	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Trailing 4 Quarters

Non-revenue generating capital expenditures	$9,381	$19,224	$18,520	$16,595	$63,720
Average apartment homes in quarter	48,900	48,712	49,053	49,053	48,930
Capital expenditures per apartment homes in the quarter	$192	$395	$378	$338	$1,302

(1)	The Company incurred $0.1 million of capitalized interest, $2.0 million of capitalized overhead and $0.2 million of co-investment fees related to redevelopment in Q1 2017.
(2)
Represents revenue generating or expense saving expenditures such as full-scale redevelopments shown on page S-12, interior unit turn renovations, enhanced amenities and certain resource management initiatives.

(3)	Represents roof replacements, paving, building and mechanical systems, exterior painting, siding, etc.

See Company's 10-K and 10-Q for additional disclosures

S-12.1

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Co-investments - March 31, 2017
(Dollars in thousands)

	Essex Ownership Percentage	Apartment Homes	Total Undepreciated Book Value	Debt Amount	Essex Book Value	Weighted Average Borrowing Rate	Remaining Term of Debt (in Years)	For the Three Months Ended March 31, 2017

Operating Non-Consolidated Joint Ventures								NOI

Wesco I, LLC	50.0%	2,275	$569,965	$304,101	$93,227	3.8%	8.2	$9,568
Wesco III, LLC	50.0%	993	249,074	133,139	47,345	3.4%	3.5	3,898
Wesco IV, LLC	50.0%	1,116	303,688	198,000	40,615	3.7%	3.9	4,883
BEXAEW, LLC	50.0%	2,191	405,731	280,000	47,321	3.5%	3.9	6,972
BEX II, LLC (3)	50.1%	871	306,743	130,635	(35,534)	3.1%	4.6	3,995
CPPIB	50.0% - 55.0%	2,232	862,449	-	463,899	-	-	11,904
Other	50.0% - 55.0%	753	273,057	186,086	42,384	3.1%	3.5	3,822
Total Operating Non-Consolidated Joint Ventures		10,431	$2,970,707	$1,231,961	$699,257	3.3%	4.9	$45,042
Development Non-Consolidated Joint Ventures (1)	50.0% - 55.0%	1,172	365,231	83,344	123,408	3.3%	4.8	56
Total Non-Consolidated Joint Ventures		11,603	$3,335,938	$1,315,305	$822,665			$45,098

								Essex Portion of NOI and Expenses
NOI								$23,175
Depreciation								(12,854)
Interest expense and other								(5,068)
Net income from operating co-investments								$5,253

						Weighted Average Preferred Return	Weighted Average Expected Term	Income from Preferred Equity Investments
Income from preferred equity investments								$5,646
Preferred Equity Investments (2)					$213,059	10.6%	2.9	$5,646

Total Co-investments					$1,035,724			$10,899

(1)	The Company has interests in four development co-investments, which are detailed on S-11.
(2)	As of March 31, 2017 the Company has invested in thirteen preferred equity investments.
(3)	This co-investment was classified as a liability as of March 31, 2017.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Assumptions for 2017 FFO Guidance Range
Q1 2017 Earnings Results Supplement

The guidance projections below are based on current expectations and are forward-looking. See page S-14.1 for the reconciliations of earnings per share ("EPS") to FFO per share and Core FFO per share. The guidance on this page is given for Net Operating Income and Total and Core FFO. See pages S-17.1 to S-17.4 for the definitions of non-GAAP financial measures and other terms.

($'s in thousands, except share and per share data) (1)	2017 YTD	2017 Guidance Range
	Actuals	Low End	High End	Comments About Guidance
Net Operating Income ("NOI")

Total NOI from consolidated communities	$233,655	$931,500	$948,800	Includes same-property NOI growth of 2.8% to 4.6% and investment transactions completed through the end of April.

Accretion from acquisitions, net of dispositions	-	500	1,000

Management Fees	2,236	8,600	9,600

Interest Expense
Interest expense, before capitalized interest	(55,342)	(230,800)	(227,200)	Updated to reflect April unsecured bond offering and loan assumed in conversion of Sage to consolidated entity.
Interest capitalized	3,337	13,700	15,700
Net interest expense	(52,005)	(217,100)	(211,500)

Recurring Income and Expenses
Interest and other income	5,134	20,800	21,800
FFO from co-investments	23,753	94,600	97,600	Reflects first quarter results and investment activity completed through the end of April.
General and administrative expense	(10,601)	(41,000)	(43,000)
Non-controlling interest	(2,466)	(11,000)	(10,000)
Total recurring income and expenses	15,820	63,400	66,400
Non-Core Income and Expenses
Gain on sales of marketable securities and land	1,605	1,605	1,605
Acquisition and investment related costs	(556)	(1,100)	(1,700)
Other non-core adjustments	31	31	31
Total non-core income and expenses	1,080	536	(64)

Funds from Operations	$200,786	$787,436	$814,236

Funds from Operations per diluted share	$2.95	$11.56	$11.96

% Change - Funds from Operations	11.7%	4.0%	7.6%

Core Funds from Operations (excludes non-core items)	$199,706	$786,900	$814,300

Core Funds from Operations per diluted share	$2.94	$11.56	$11.96

% Change - Core Funds from Operations	9.7%	4.7%	8.3%

EPS - Diluted	$2.72	$5.60	$6.00

Weighted average shares outstanding - FFO calculation	67,974	68,100	68,100

(1)	All non-core items are excluded from the YTD actuals and included in the non-core income and expense section of the FFO reconciliation.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Reconciliation of Projected EPS, FFO and Core FFO per diluted share

Projected EPS, FFO and Core FFO per diluted share

With respect to the Company's guidance regarding its projected FFO and Core FFO for the second quarter of 2017 and full-year 2017, which guidance is set forth in the earnings release for the first quarter of 2017 and on page S-14 of this supplement, a reconciliation of projected net income per share to projected FFO per share and projected Core FFO per share, as set forth in such guidance, is presented in the table below.

		2017 Guidance Range (1)
		2nd Quarter 2017		Full-Year 2017
	YTD Actual	Low	High	Low	High
EPS - diluted	$2.72	$0.90	$1.00	$5.60	$6.00
Conversion from GAAP share count	(0.09)	(0.03)	(0.03)	(0.19)	(0.19)
Depreciation & amortization expense	1.89	1.91	1.91	7.62	7.62
Noncontrolling interests related to Operating Partnership units	0.09	0.03	0.03	0.19	0.19
Gain on sale of real estate and remeasurement of co-investment	(1.66)	-	-	(1.66)	(1.66)
FFO per share - diluted	2.95	2.81	2.91	11.56	11.96
Gain on sale of marketable securities	(0.02)	-	-	(0.02)	(0.02)
Acquisition and investment related costs	0.01	0.01	0.01	0.02	0.02
Core FFO per share - diluted	$2.94	$2.82	$2.92	$11.56	$11.96

(1)
2017 Guidance Range excludes projected gain on sale of real estate and land and projected gain on sale of marketable securities until they are realized within the reporting period presented in this report.

See Company's 10-K and 10-Q for additional disclosures

S-14.1

E S S E X  P R O P E R T Y  T R U S T,  I N C.

Summary of Apartment Community Acquisitions and Dispositions Activity
Year to date as of March 31, 2017
(Dollars in thousands, except average rent amounts and in footnotes)

Acquisitions		Apartment Homes	Essex Ownership Percentage	Entity	Date	Contract Price	Price per Apartment Home	Average Rent

Property Name	Location

Palm Valley(1)	San Jose, CA	1,098	100.0%	EPLP	Jan-17	$183,000	$333	$2,566
Sage(2)	San Jose, CA	230	40.5%	EPLP	Mar-17	90,000	391	2,485
	Q1 2017	1,328				$273,000	$343

Dispositions
Property Name	Location	Apartment Homes	Essex Ownership Percentage	Entity	Date	Sales Price	Price per Apartment Home

Jefferson at Hollywood	Hollywood, CA	270	100.0%	EPLP	Jan-17	$132,500	$491
	Q1 2017	270				$132,500	$491

(1)	In January 2017, the Company purchased the joint venture partner's 50.0% membership interest in the Palm Valley co-investment for a purchase price of $183.0 million.
(2)
In March 2017, the Company converted its existing $15.3 million preferred equity investment in Sage at Cupertino into a 40.5% equity ownership interest in the property. The Company issued DownREIT units to the seller for the remaining equity based on an estimated property valuation of $90.0 million and an encumbrance of $52.0 million of mortgage debt. As of March 31, 2017, the Company consolidates the property, based on a VIE analysis performed by the Company.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T,  I N C.

2017 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions

	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est. New Jobs	% Growth	Economic Rent Growth

Los Angeles	10,750	6,550	17,300	0.7%	0.5%	69,800	1.6%	3.7%
Orange	6,550	4,650	11,200	1.6%	1.0%	36,400	2.3%	4.2%
San Diego	3,200	3,900	7,100	0.7%	0.6%	34,150	2.4%	5.2%
Ventura	450	375	825	0.7%	0.3%	5,100	1.7%	3.9%
So. Cal.	20,950	15,475	36,425	1.0%	0.6%	145,450	2.0%	4.2%

San Francisco	4,750	700	5,450	1.3%	0.8%	22,500	2.1%	2.2%
Oakland	2,850	5,250	8,100	0.9%	0.8%	19,000	1.7%	2.4%
San Jose	3,250	2,350	5,600	1.4%	0.8%	26,850	2.5%	2.6%
No. Cal.	10,850	8,300	19,150	1.2%	0.8%	68,350	2.2%	2.5%

Seattle	10,950	8,650	19,600	2.3%	1.6%	44,600	2.7%	4.6%

Weighted Average (4)	42,750	32,425	75,175	1.3%	0.9%	258,400	2.2%	3.6%

All data are based on Essex Property Trust, Inc. forecasts.
U.S. Economic Assumptions: 2017 G.D.P. Growth: 2.2%, 2017 Job Growth: 1.6%
(1) Residential Supply: total supply includes the Company's estimate of actual multifamily deliveries including properties with 50+ units and excludes student, senior and 100% affordable housing communities. Single family estimates based on an average trailing 12 month single family permit. Previous presentations had included multifamily deliveries of 100+ units and excluded student, senior and 100% affordable housing.

(2) Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected 4Q over 4Q, expressed as total new jobs and growth rates.
(3) Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for full year 2017 vs 2016 (excludes submarkets not targeted by Essex).
(4) Weighted Average: markets weighted by scheduled rent in the Company's Portfolio.

See Company's 10-K and 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Reconciliations of Non-GAAP Financial Measures and Other Terms

Adjusted EBITDA Reconciliation

Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is a component of the credit ratio, "Net Indebtedness Divided by Adjusted EBITDA", presented on page S-6, in the section titled "Selected Credit Ratios", and it is not intended to be a measure of free cash flow for our management’s discretionary use, as it does not consider certain cash requirements such as income tax payments, debt service requirements, capital expenditures and other fixed charges. Adjusted EBITDA is not a recognized measurement under U.S. GAAP. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

The reconciliation of Adjusted EBITDA to Net Income available to common stockholders is presented in the table below (Dollars in thousands):

Three Months Ended
March 31,
2017
Net income available to common stockholders	$178,964
Add: Net income attributable to noncontrolling interest	8,587
Net Income	187,551
Adjustments:
Acquisition and investment related costs	556
Depreciation and amortization	115,503
Equity income from co-investments	(5,253)
Gain on sale of marketable securities	(1,605)
Gain on remeasurement of co-investment	(86,482)
Gain on sale of real estate and land	(26,174)
Insurance reimbursements	(25)
Interest expense, net (1)	51,999
Adjusted EBITDA	$236,070

(1) Interest expense, net includes items such as gains on derivatives and the amortization of deferred charges.

Encumbered

Encumbrance means any mortgage, deed of trust, lien, charge, pledge, security interest, security agreement or other encumbrance of any kind.

Funds From Operations ("FFO")

FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), is generally considered by industry analysts as an appropriate measure of performance of an equity REIT. Generally, FFO adjusts the net income of equity REITs for non-cash charges such as depreciation and amortization of rental properties, impairment charges, gains on sales of real estate and extraordinary items. Management considers FFO and FFO which excludes merger, integration and acquisition costs and items that are not routine or not related to the Company’s core business activities, which is referred to as “Core FFO”, to be useful financial performance measurements of an equity REIT because, together with net income and cash flows, FFO and Core FFO provide investors with additional bases to evaluate the operating performance and ability of a REIT to incur and service debt and to fund acquisitions and other capital expenditures and the ability to pay dividends.

See Company's 10-K and 10-Q for additional disclosures
S-17.1

E S S E X P R O P E R T Y T R U S T, I N C.

Reconciliations of Non-GAAP Financial Measures and Other Terms

Funds From Operations ("FFO") - continued

FFO and Core FFO do not represent net income or cash flows from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not intended to indicate whether cash flows will be sufficient to fund cash needs. These measures should not be considered as an alternative to net income as an indicator of the REIT's operating performance or to cash flows as a measure of liquidity. FFO and Core FFO do not measure whether cash flow is sufficient to fund all cash needs including principal amortization, capital improvements and distributions to shareholders. FFO and Core FFO do not represent cash flows generated from operating, investing or financing activities as defined under U.S. GAAP. Management has consistently applied the NAREIT definition of FFO to all periods presented. However, there is judgment involved and other REITs’ calculation of FFO may vary from the NAREIT definition for this measure, and thus their disclosures of FFO may not be comparable to the Company’s calculation.

The reconciliations of diluted FFO and Core FFO are detailed on page S-3 in the section titled "Consolidated Funds From Operations".

Interest Expense, Net

Interest expense, net is a U.S. GAAP measure and is presented on page S-1 titled "Consolidated Operating Results". Interest expense, net includes items such as gains on derivatives and the amortization of deferred charges and is presented in the table below (Dollars in thousands):

Three Months Ended
March 31,
2017
Interest expense	$(54,589)
Adjustments:
Interest rate hedge ineffectiveness	6
Total return swap income	2,584
Interest expense, net	$(51,999)

Net Indebtedness Divided by Adjusted EBITDA

This credit ratio is presented on page S-6 in the section titled "Selected Credit Ratios". This credit ratio is calculated by dividing net indebtedness by Adjusted EBITDA, as annualized based on the most recent quarter, and adjusted for estimated net operating income from properties acquired or disposed of during the quarter. This ratio is presented by the Company because it provides rating agencies and investors an additional means of comparing the Company's ability to service debt obligations to that of other companies. Net indebtedness is total debt, net less unamortized premiums, discounts, debt issuance costs, unrestricted cash and cash equivalents, and marketable securities. The reconciliation of Adjusted EBITDA is set forth in "Adjusted EBITDA Reconciliation" above. The calculation of this credit ratio and a reconciliation of net indebtedness to total debt, net is presented in the table below (Dollars in thousands):

Total debt, net	$5,602,507
Adjustments:
Unamortized premiums, discounts, and debt issuance costs	(19,203)
Cash and cash equivalents-unrestricted	(84,344)
Marketable securities	(138,977)
Net Indebtedness	$5,359,983

Adjusted EBITDA, annualized (1)	$944,280
Other EBITDA normalization adjustments, net, annualized (2)	3,062
Adjusted EBITDA, normalized and annualized	$947,342

Net Indebtedness Divided by Adjusted EBITDA, normalized and annualized	5.7

(1)	Based on the amount for the most recent quarter, multiplied by four.
(2)	Adjustments made for properties acquired or disposed of during the quarter, multiplied by four.

See Company's 10-K and 10-Q for additional disclosures
S-17.2

E S S E X P R O P E R T Y T R U S T, I N C.

Reconciliations of Non-GAAP Fianancial Measures and Other Terms

Net Operating Income ("NOI") and Same-Property NOI Reconciliations

Net Operating Income ("NOI") and Same-property NOI are considered by management to be an important supplemental performance measures to earnings from operations included in the Company’s consolidated statements of income. The presentation of same-property NOI assists with the presentation of the Company’s operations prior to the allocation of depreciation and any corporate-level or financing-related costs. NOI reflects the operating performance of a community and allows for an easy comparison of the operating performance of individual communities or groups of communities. In addition, because prospective buyers of real estate have different financing and overhead structures, with varying marginal impacts to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or group of assets. The Company defines same-property NOI as same-property revenue less same-property operating expenses, including property taxes. Please see the reconciliation of earnings from operations to NOI and same-property NOI, which in the table below is the NOI for stabilized properties consolidated by the Company for the periods presented (Dollars in thousands):

	Three Months Ended	Three Months Ended
	March 31,	March 31,
	2017	2016
Earnings from operations	$109,231	$99,995
Adjustments:
Depreciation and amortization	115,503	109,707
Management and other fees	(2,236)	(2,024)
General and administrative	10,601	9,182
Acquisition and investment related costs	556	828
NOI	233,655	217,688
Less: Non-same property NOI	(21,985)	(17,235)
Same-Property NOI	$211,670	$200,453

Public Bond Covenants

Public Bond Covenants refers to certain covenants set forth in instruments governing the Company's unsecured indebtedness. These instruments require the Company to meet specified financial covenants, including covenants relating to net worth, fixed charge coverage, debt service coverage, the amounts of total indebtedness and secured indebtedness, leverage and certain investment limitations. These covenants may restrict the Company's ability to expand or fully pursue its business strategies. The Company's ability to comply with these covenants may be affected by changes in the Company's operating and financial performance, changes in general business and economic conditions, adverse regulatory developments or other events adversely impacting it. The breach of any of these covenants could result in a default under the Company's indebtedness, which could cause those and other obligations to become due and payable. If any of the Company's indebtedness is accelerated, it may not be able to repay it. For risks related to failure to comply with these covenants, see "Item 1A: Risk Factors - Risks related to Our Indebtedness and Financing" in the Company's Annual Report on Form 10-K and other reports filed by the Company with the Securities and Exchange Commission ("SEC").

The ratios set forth on page S-6 in the section titled "Public Bond Covenants" are provided only to show the Company's compliance with certain specified covenants that are contained in indentures related to the Company's issuance of Senior Notes, which indentures are filed by the Company with the SEC. See, for example, the Indenture dated April 10, 2017, filed by the company as Exhibit 4.1 to the Company's Form 8-K, filed on April 10, 2017. These ratios should not be used for any other purpose, including without limitation to evaluate the Company's financial condition or results of operations, nor do they indicate the Company's covenant compliance as of any other date or for any other period. The capitalized terms in the disclosure are defined in the Indentures filed by the Company via Form 8-Ks and may differ materially from similar terms used by other companies that present information about their covenant compliance.

Secured Debt

Secured Debt means Debt of the Company or any of its Subsidiaries which is secured by an Encumbrance on any property or assets of the Company or any of its Subsidiaries. The calculation of Secured Debt is set forth on page S-5.

See Company's 10-K and 10-Q for additional disclosures
S-17.3

E S S E X P R O P E R T Y T R U S T, I N C.

Reconciliations of Non-GAAP Financial Measures and Other Tems

Unencumbered NOI to Adjusted Total NOI

This ratio is presented on page S-6 in the section titled "Selected Credit Ratios". Unencumbered NOI means the sum of NOI for those real estate assets which are not subject to an Encumbrance securing Debt. The ratio of Unencumbered NOI to Adjusted Total NOI for the three months ended March 31, 2017, annualized, is calculated by dividing Unencumbered NOI, annualized for the three months ended March 31, 2017 and as further adjusted for pro forma NOI for properties acquired or sold during the recent quarter, by Adjusted Total NOI as annualized. The calculation and reconciliation of NOI is set forth in "Net Operating Income ("NOI") and Same-Property NOI Reconciliation" above. This ratio is presented by the Company because it provides rating agencies and investors an additional means of comparing the Company's ability to service debt obligations to that of other companies. The calculation of this ratio is presented in the table below (Dollars in thousands):

Annualized
Q1'17 (1)
NOI	$934,620
Adjustments:
Other, Net	122
Adjusted Total NOI	934,742
Less: Encumbered NOI	(302,534)
Unencumbered NOI	$632,208

Encumbered NOI	$302,534
Unencumbered NOI	632,208
Adjusted Total NOI	$934,742

Unencumbered NOI to Adjusted Total NOI	68%

(1)	This table is based on the amounts for the most recent quarter, multiplied by four.

See Company's 10-K and 10-Q for additional disclosures

S-17.4